                      SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC 20549

                              __________________


                                   FORM 8-K


                          CURRENT REPORT PURSUANT TO
                          SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): May 04, 2001
                                                          ------------


                     NorthPoint Communications Group, Inc.
            ------------------------------------------------------
                           (Exact Name of Registrant
                           as Specified in Charter)



               Delaware                            52-2147716
            --------------                     --------------------
            (State or Other                        (IRS Employer
            Jurisdiction of                     Identification No.)
             Incorporation)



                              5858 Horton Street
                             Emeryville, CA 94608
                     ------------------------------------
                             (Address of Principal
                              Executive Offices)


                                (510) 450-7300
                          ---------------------------
                            (Registrant's telephone
                         number, including area code)

ITEM 5.   Other Events.
          -------------

          On May 04, 2001, NorthPoint Communications Group, Inc., NorthPoint Communications, Inc., NorthPoint Communications of Virginia, Inc. and NorthPoint International, Inc., debtors-in-possession, in chapter 11 cases No. 01-30127 (Jointly Administered), filed a monthly operating report for the month of March 2001 with the United States Bankruptcy Court for the Northern District of California, San Francisco division, a copy of which is filed herewith as Exhibit
99.1.  The Company is filing this Current Report on Form 8-K, together with
Exhibit 99.1, with the Securities and Exchange Commission.

ITEM 7.   Exhibits.
          ---------


     7(c) Exhibits
          --------

     *    99.1    Chapter 11 Monthly Operating Report for March 2001 filed by
                  NorthPoint Communications Group, Inc., NorthPoint
                  Communications, Inc., NorthPoint Communications of Virginia,
                  Inc. and NorthPoint International, Inc., debtors-in-possession, in chapter 11 cases No. 01-30127 (Jointly
                  Administered), filed with the United States Bankruptcy Court for the Northern District of California, San Francisco division.

     ___________________________

*    Filed herewith.

                                 SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthPoint Communications Group, Inc.



Date:  May 04, 2001                 By:     [/s/ Gregg Orf]
                                         --------------------------------
                                         Gregg Orf
                                         Controller